UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005

(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14272 Franklin Avenue, Suite 100, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.              Entry Into a Material Definitive Agreement

On October 24, 2005, the stockholders of the Company, at their annual meeting, approved the 2005 Stock Incentive Plan (the “Plan”). Under the Plan, 5,000,000 shares of common stock were reserved for issuance to certain employees, officers, consultants and non-employee directors who make substantial contributions to the successful operation of the Company. The approval of the Plan is effective on October 24, 2005.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number
10.98	Form of Incentive Stock Option Agreement for 2005 Stock Incentive Plan
10.99	Form of Non-Qualified Stock Option Agreement for 2005 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: October 28, 2005	By:	/s/ STEVEN W. KING

Steven W. King, President and Chief Executive Officer